UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                ------------------------------------------------


                               AMENDMENT NO. 3 TO
                                    FORM 8-K

                ------------------------------------------------

                             CURRENT REPORT PURSUANT
          TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported)
                                  June 22, 2004

                                GOLDSPRING, INC.
             (Exact name of registrant as specified in its charter)

           Florida                  000-32429                65-0955118
(State or other jurisdiction       (Commission          (IRS Employer ID No.)
      of Incorporation)             File Number)



          8585 E. Hartford Drive, Suite 400, Scottsdale, Arizona 85255
                                  480-505-4040
             (Address and Telephone Number of Registrant's Principal
               Executive Offices and Principal Place of Business)


THIS FORM 8-K IS BEING AMENDED BASED ON GOLDSPRING'S DECISION TO CHANGE THE ACCOUNTING TREATMENT OF THE ORIGINAL TRANSACTION BETWEEN GOLDSPRING, INC. AND ECOVERY'S GOLDSPRING, LLC AND ECOVAT COPPER NEVADA, LLC FROM A BUSINESS COMBINATION TO A REVERSE MERGER. SEE ITEM 5 FOR A DETAILED EXPLANATION.

Item 1. Changes in Control of Registrant

On June 12, 2003 (the "Effective Date"), pursuant to a Plan and Agreement of Reorganization ("Agreement") by exchange by Goldspring, Inc. ("Goldspring" or the "Company") with Ecovery, Inc. the Company purchased two wholly owned affiliates of Ecovery, Ecovat Copper Nevada L.L.C. and GoldSpring L.L.C. These

two entities contained substantially all of the mining assets of Ecovery, Inc.

In consideration for these two L.L.C.'s the Company issued a total of 90,000,000 restricted common shares of the Company and 46,500 newly authorized $100 Preferred Convertible/Redeemable shares plus $100,000 in full satisfaction of $4,750,000 of production payments due from the operation. Total consideration for the GoldSpring mining claims was $4,750,000, which has been reported as an asset on the Company's balance sheet. The Agreement was entered into on March 20, 2003, to be effective March 11, 2003 and all of the requirements of conditions of the closing were satisfied as of June 12, 2003.

Pursuant to such agreement, the Company cancelled the previously issued 79,500,000 restricted common shares and reissued 90,000,000 restricted common shares to the Ecovery shareholders.

Goldspring, LLC was formed for the purpose of acquiring the Goldspring Placer Gold Claims and therefore to date has no audited financial statements.

Based on the Bourne and Pelke Engineering Reports, Goldspring, LLC has reported Gold reserves of 1,199,999 ounces. Based on geological reports, Big Mike has 25,000,000 pounds of reported copper ore reserves.

Pursuant to the terms of the Agreement, Antonio Treminio resigned from the Board of Directors of the Company and John Cook and Les Cahan were appointed to the Board of Directors. In addition, Antonio Treminio resigned as President, Chief Executive Officer and Chief Financial Officer and John Cook was named as President and Chief Executive Officer of the Company. Les Cahan was named as the Treasurer of the Company. In addition, on June 9, 2003, the Company appointed Robert Faber, CPA, to its Board of Directors and named him Chief Financial Officer of the Company.

Subsequent to the filing of the initial 8K, the Company completed a private placement offering in which it sold 2 million restricted shares at $0.125. This financing netted the Company $250,000.00, which was used to advance the gold production timing on the Company's GoldSpring Placer gold claims near Carson City, Nevada, and for general corporate purposes. The Company also closed the Stage 2 equity financing with the London Stock Exchange Listed Investment Trust which netted approximately $1.7M. This placement, coupled with the private placement completed in August 2003, provided the Company with nearly $2M in working capital Proceeds were also used for general corporate purposes and to pursue additional acquisition opportunities, including the acquisition of The Plum Mining Company, LLC, which was aquired by the Company in November 2003.

The Acquisition of GoldSPring, LLC and Ecovat Copper Nevada, LLC was approved by the unanimous consent of the Board of Directors of the Company and by the majority of the Board of Directors of Ecovery on March 12, 2003.

The following is a biographical summary of the directors and officers of the
Company:

John Cook became the Company's President, Chief Executive Officer and a

Director since March 2003. He is a professional mining engineer (PEng) with an extensive background in worldwide mining projects and operations. Most recently, he has been involved in the construction of a gravity gold extraction plant in eastern Canada. He is the non-executive Chairman of Anaconda Gold Corp. and is a director of three other public companies. Mr. Cook has previously worked in senior positions with Navan Resources, Goldcorp and Lac Minerals. In all he has more than 40 years experience in the mining industry.

Leslie L. Cahan has been our Treasurer and a Director since March 2003. Mr. Cahan was the former owner of the GoldSpring placer gold claims and will serve as Company treasurer and will oversee the management of the GoldSpring claims. He has owned the claims since 1986 and has been intimately involved in the exploration and development activities over the past 17 years. Mr Cahan has a history of real estate development in U.S.A and Canada.

Robert Faber has been a member of our Board of Directors and Chief Financial Officer since June 2003. Mr. Faber is a financial executive with 20 years of diverse financial management, business and acquisition experience including substantial international experience. Mr. Faber has extensive experience in developing and implementing business strategies for complex multi-country, multi-currency, multi-location and multi-cultural environments as well as extensive merger and acquisition experience with over 50 separate transactions ranging from $250 million to $500,000. Mr. Faber previously served as the Assistant Regional Controller with Allied Waste Industries, where his team was responsible for management of a $1.2 billion multi state business operation. Prior to Allied, Faber spent 17 years with Waste Management, Inc., a $12 billion publicly traded environmental services company, during which time he served at senior positions such as Director of Finance, London, England. He has extensive experience in SEC reporting.

The following is a biographical summary of the outside Professional Consultants:

P.K. Rana Medhi, Mining Engineer was the senior operations engineer with Cypress Minerals for 15 years, working directly with the President of the Company. Rana, as a senior advisor to the Company, brings large scale earthmoving experience and extensive mining and permitting background to the Company.

Paul A. Pelke, Registered Geologist, has over 20 years experience as project manager/geologist in gold projects around the world. A graduate of MIT, Paul, as a resident of Reno, NV has had the opportunity to be involved in the GoldSpring claims and has intimate knowledge of the exploration activities through the years. The knowledge and information he brings is invaluable to the current operation.

Terry Plummer, President of RMS - Ross Corporation, has 35 years in the placer mining industry world wide and has visited over 250 placer mining operations. RMS -Ross is a leading supplier of placer mining processing equipment and a licensed dealer for Falcon concentrators. Terry will head up GoldSpring's processing equipment team and will be instrumental in both the start up and ongoing phases of operations. The initial plant will be capable of handling 200 tons per hour and has been fully designed and specified following Terry's March site visit.

Jerrie Gasch is a Registered Geophysicist and Geologist from Gasch and Associates of Sacramento, Ca. www.geogasch.com. Jerrie has been involved in virtually all of the exploration and engineering work conducted on the GoldSpring placer claims over the past 20 years.


Item 5.  Other Events

On June 24, 2004, we filed the following amended 1934 Exchange Act documents:
(i) Form 10-KSB for December 31, 2003; and (ii) Form 10-QSB for March 31, 2004. After careful review and consideration, and pursuant to the Company's recent S-1 filing, the Company has elected to treat the original transaction between GoldSpring, Inc. and Ecovery, Inc. as a reverse merger and not as a business combination. The purpose for this filing is to restate the financial statements to reflect the accounting treatment change for recording this transaction.

At the time of the transaction, the Company adopted the business combination accounting treatment to record this transaction, whereby the market value of the common stock exchanged for the assets plus the book value of the assets acquired were used to determine the valuation of the transaction. Employing this accounting treatment, the Company recorded approximately $8.9 million of goodwill, an intangible asset. After considering such factors as: (1) the change in control of the Company based on the number of Goldspring shares issued to the Ecovery shareholders in the transaction; (2) effective the date of the transaction, the sole officer and director of the Company resigned; and (3) the Company, GoldSpring, Inc., had no operations prior to the Transaction, the Company concluded that the reverse merger accounting treatment more appropriately reflected the nature of this transaction. Under the reverse merger accounting treatment, historical asset values (book value of the assets) are utilized to determine the valuation of the transaction. Accordingly, no goodwill is generated with this transaction.

Pursuant to the Company's decision to change the accounting treatment, the financial statements have been restated and are presented within this filing, to reflect the new treatment. This change in accounting treatment has no impact on the results of operations of the Company and the Company continues to meet the published listing requirements established by the American Stock Exchange
(AMEX).

Item 7.     Financial Statements and Exhibits


(a) Unaudited Pro Forma Statements are presented after the signature page.
(b) Not applicable.
(c) Exhibits

                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, we have duly caused this report to be signed on our behalf by the undersigned hereunto duly authorized.

GOLDSPRING, INC.

By:   /s/    Stephen B. Parent
------------------------------------------
Stephen B. Parent
CEO and Chairman of the Board of Directors

Date:   June 23, 2004


                                GoldSpring, Inc
                   Unaudited Pro Forma Combined Balance Sheet
                               As of June 30, 2003

                                                                                                Pro Forma Adjustments
                                                                                  -----------------------------------------------
                                                               GoldSpring, LLC
                                           GoldSpring, Inc       & Ecovat              DR               CR           Pro Forma
                                           ----------------    ---------------    ------------    --------------    -------------

                          ASSETS

CURRENT ASSETS:
   Cash                                                318             1,000                                              1,318
   Accounts Receivable                                   -                 -                                                  -
   Inventory                                             -                 -                                                  -
   Other Current Assets                                  -                 -                                                  -
                                           ----------------    ---------------    ------------    --------------    -------------

      Total Current Assets                             318              1,000               -                 -            1,318

PROPERTY AND EQUIPMENT - NET:
   Land & Development (Big Mike)                         -           119,138                                            119,138
   Land & Development (Spring Valley
     and Gold Canyon)                                    -          4,750,000                                          4,750,000
   Other Property & Equipment                        1,118                  -                                              1,118
                                           ----------------    ---------------    ------------    --------------    -------------

      Total Property and Equipment                   1,118          4,869,138               -                 -        4,870,256


OTHER ASSETS:
   Goodwill - Net                                        -                  -                                                  -
   Other Assets                                          -                  -                                                  -
                                           ----------------    ---------------    ------------    --------------    -------------

      Total Other Assets                                 -                  -               -                 -                -



      TOTAL ASSETS                                   1,436          4,870,138               -                 -        4,871,574
                                           ================    ===============    ============    ==============    =============

      LIABILITIES AND SHAREHOLDER'S EQUITY

CURRENT LIABILITIES:
   Accounts Payable                                      -                  -                                                  -
   Accrued Expenses                                 49,322              1,000                                             50,322
   Bank Revolver                                         -                  -                                                  -
   Current Portion  Long-term Debt                       -                  -                                                  -
   Due to Affiliate                                      -            129,457         129,457  (1)                             -
   Other Payable                                         -          4,750,000       4,650,000  (2)                       100,000
                                           ----------------    ---------------    ------------    --------------    -------------

      Total Current Liabilities                     49,322          4,880,457       4,779,457                 -          150,322


SHAREHOLDER'S EQUITY:
   Perferred Stock                                       -                  -                         4,650,000  (2)   4,650,000
   Common Stock                                     18,774                  -                            59,940  (1)      78,714
   Treasury Stock                                        -                  -                                                  -
   Additional Paid-in Capital                    4,627,391                  -         581,092  (3)       69,517  (1)   4,115,816
   Deferred Consulting Fees                     (4,123,278)                 -                                         (4,123,278)
   Accumulated Retained Earnings                  (570,773)           (10,319)                          581,092  (3)           -
                                           ----------------    ---------------    ------------    --------------    -------------

      Total Stockholder's Equity                   (47,886)           (10,319)        581,092         5,360,549        4,721,252

      TOTAL LIABILITIES & SHAREHOLERS'S
                  EQUITY                             1,436          4,870,138       5,360,549         5,360,549        4,871,574
                                           ================    ===============    ============    ==============    =============


                                 GoldSpring, Inc
                         Unaudited Pro Forma Adjustments


Pro Forma Adjustments reflect the following transactions:

                                                                                                 DR                  CR
                                                                                          -----------------    ----------------
1
Additional Paid-in Capital                                                                                            69,517
Common Stock                                                                                                          59,940
Due to Affiliates                                                                                 129,457

To record the issuance of 90 million shares of restricted common stock at a fair market value of $010 per share to Ecovery, Inc for the purchase of Ecovat Copper Nevada LLC and GoldSpring LLC

2
Preferred Stock                                                                                                    4,650,000
Other Payable                                                                                   4,650,000

To record the conversion of debt into 46,500 newly authorized
$100 Preferred Convertible / Redeemable shares

3
Accumulated Retained Earnings                                                                                        581,092
Additional Paid-in Capital                                                                        581,092

To eliminate accumulated Deficit of Visator, Inc


                                 GoldSpring, Inc
              Unaudited Pro Forma Combined Statement of Operations
                  For the Six Month Period Ended June 30, 2003

                                                                                                  Pro Forma Adjustments
                                                                      GoldSpring, LLC   ---------------------------------------
                                                      GoldSpring, Inc.   & Ecovat            DR            CR        Pro Forma
                                                      ---------------   ----------      -----------   -----------   -----------
NET SALES                                                         -             -                                            -

COST OF SALES                                                     -             -                                            -
                                                          -----------   ----------      -----------   -----------   -----------

GROSS PROFIT                                                      -             -                -             -             -

OPERATING EXPENSES:
        General and Administrative                                -             -                                            -
        Research and Development                                  -             -                                            -
        Organization                                              -             -                                            -
        Marketing and Promotion                                   -             -                                            -
        Other Operating Expenses                                  -             -                                            -
                                                          -----------   ----------      -----------   -----------   -----------

                Total Operating Expenses                          -             -                -             -             -

EBITDA                                                            -             -                -             -             -

DEPRECIATION AND AMORTIZATION:
        Depreciation                                              -             -                                            -
        Amortization                                              -             -                                            -
                                                          -----------   ----------      -----------   -----------   -----------

                Total Depreciation and Amortization               -             -                -             -             -

EBIT                                                              -             -                -             -             -

OTHER INCOME AND (EXPENSES):
        Interest Income                                           -             -                                            -
        Other Income                                              -             -                                            -
        Interest Expense                                          -             -                                            -
        Other Expense                                             -             -                                            -
                                                          -----------   ----------      -----------   -----------   -----------

                Total Other Income and (Expenses)                 -             -                -             -             -

NET INCOME (LOSS) BEFORE TAXES                                    -             -                -             -             -
                                                          ===========   ==========     ===========   ===========   ===========


